SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                                                   [X]
Filed by a Party other than the Registrant                                [_]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        Great Hall Investment Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                                                [EFFECTIVE DATE]

Dear Shareholder:

As a shareholder in a Great Hall fund, you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.

As part of a broader integration initiative, you are being asked to approve the reorganization of your fund as a separate series of the Tamarack Funds Trust. The reorganization would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be reorganized as a Tamarack Fund on or about March 31, 2004. The Reorganization would consist of the transfer of all of the assets of your fund to the corresponding Tamarack Fund in exchange for shares of the Tamarack Fund, the assumption by the Tamarack Fund of all liabilities of your fund, and the distribution of Tamarack Fund shares to the accounts of the shareholders of your fund in complete liquidation of your fund. The total net asset value of your shares in the Tamarack Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Tamarack Funds, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

You are also being asked to elect nine nominees to serve on the board of directors of your fund. In addition, you are being asked to approve the modification of your fund's fundamental investment polices/restrictions. Furthermore, shareholders of certain Great Hall funds are being asked to approve the reclassification as non-fundamental of certain investment policies/restrictions that are no longer legally required to be classified as fundamental. These changes are intended to streamline and make uniform the policies/restrictions applicable to all funds in order to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to the funds. Furthermore, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.

The enclosed materials include detailed information about these four proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.

As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please complete, date and sign the enclosed proxy card(s), and return it in the postage-paid, self-addressed envelope. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you would like to attend the shareholder meeting, you may vote your shares in person. If you expect to attend the meeting, please notify us in advance by calling [TELEPHONE NUMBER]. Alternatively, you may vote your shares by telephone, by following the instructions on your proxy card(s). Because your vote is important, if we have not heard from you by [February 20, 2004], you may be contacted by [a representative of Voyageur or [SOLICITOR NAME]].

If you have any questions, please call your fund's toll-free number (800) 934-6674, and ask to speak with a representative, who will be happy to help you.

                                         Sincerely,


                                         Jennifer Lammers
                                         President

                            DEFINITIONS OF KEY TERMS
                         USED IN THE QUESTIONS & ANSWERS
                           AND LETTER TO SHAREHOLDERS

BOARD: The current board of directors of Great Hall Investment Funds, Inc. The members of the Board may change if shareholders of Great Hall Investment Funds, Inc. approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of Great Hall Investment Funds, Inc. and the other funds.

INTEGRATION INITIATIVE:    Voyageur's effort to integrate its financial services
                           operations by simplifying the existing lineup of funds and standardizing current investment operations. Specifically, this involves reducing the number of funds (by combining similar portfolios), closing under-performing portfolios, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

PLAN: The Agreement and Plan of Reorganization under which your fund would be reorganized as a separate portfolio of the Tamarack Funds Trust.

REORGANIZATION:            The proposed reorganization of your fund as a
                           separate portfolio of the Tamarack Funds Trust, which would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.

TAMARACK FUNDS TRUST:      The new legal entity (a Delaware statutory trust)
                           under which Voyageur has proposed to integrate all the funds as separate portfolios of this trust.
                           Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds if the Integration Initiative proposals are approved.

THE FUNDS:                 The Babson Group of Funds, the Great Hall Funds, the
                           J&B Funds and the RBC Funds are a collection of twenty-two individual mutual funds and/or portfolios.
                           Voyageur serves as investment advisor to all of these funds and portfolios.

THE GREAT HALL FUNDS:      Great Hall Prime Money Market Fund, Great Hall U.S.
                           Government Money Market Fund, Great Hall Tax-Free
                           Money Market Fund, Great Hall Institutional Prime
                           Money Market Fund, and Great Hall Institutional
                           Tax-Free Money Market Fund. Each is a separate portfolio of Great Hall Investment Funds, Inc.

VOYAGEUR:                  Voyageur Asset Management Inc. is an SEC registered
                           investment advisor and subsidiary of RBC Dain
                           Rauscher Corporation, currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.

YOUR FUND:                 The Great Hall fund in which you currently hold
                           shares.

                               IMPORTANT NEWS FOR
                      SHAREHOLDERS OF THE GREAT HALL FUNDS

You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A:  QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?

A: Voyageur, your fund's investment advisor, currently serves as the investment advisor for twenty-two individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and all the funds for which it serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. Therefore, Voyageur has recommended, and the boards of directors/trustees of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment restrictions for the funds, (2) creating a single board of directors/trustees for the funds, (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those that are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

         As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the reorganization of your fund as a separate series of the Tamarack Funds Trust. This would be accomplished through the proposed Reorganization. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the Board. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds. The independent directors/trustees nominated to serve on the unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In addition, as part of this initiative, your fund's Board is recommending that shareholders approve the modification of your fund's fundamental investment policies/restrictions in order to streamline and make uniform the policies/restrictions applicable to all the funds. These modifications are intended to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to each fund.

Q:       WHAT AM I BEING ASKED TO VOTE ON?

A:       You are asked to vote in favor of four proposals:

         Proposal 1: The election of each of the nine individuals nominated to serve on the Board of Directors of Great Hall Investment Funds, Inc.;

         Proposal 2: The approval of the Plan, which would result in your fund being reorganized as a separate series of the Tamarack Funds Trust through the Reorganization;

         Proposal 3: The approval of the modification of your fund's fundamental investment policies/restrictions; and

         Proposal 4: The ratification of the selection of Deloitte & Touche
                     LLP as independent auditors of your fund.

Q:       HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A: After carefully considering the proposals, your fund's Board unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Q:       WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
         REORGANIZATION?

A: After carefully considering the Reorganization proposal, your fund's Board determined that it is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including: (1) Voyageur has informed the Board that it believes that by reorganizing your fund and the other funds as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies; (2) Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating your fund for the benefit of its shareholders; (3) the terms of the current expense limitation agreement for your fund, which is in place through November 30, 2004, would continue to be applied to the corresponding Tamarack Fund; (4) your fund will not bear any ordinary costs of the Reorganization; (5) the investment objective of your fund will be identical to that of the corresponding Tamarack Fund, and the Tamarack Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposal 3, in accordance with the same investment strategies and techniques utilized in the management of your fund immediately prior to the Reorganization; (6) shareholders of your fund will continue to receive the same level of services currently provided by your fund; (7) the Reorganization is intended to be tax-free for federal income tax purposes; and (8) shareholders' ownership interests will not be diluted as a result of the Reorganization.

Q: WHEN WOULD THE REORGANIZATION OF MY FUND AS A SERIES OF THE TAMARACK FUNDS TRUST TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:       WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for shares of the corresponding Tamarack Fund in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

Q:       WHO WOULD PAY FOR THE REORGANIZATION?

A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

Q: WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR GREAT HALL INVESTMENT FUNDS, INC.?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of trustees of the Tamarack Funds Trust will oversee the operations of the Tamarack Funds. The composition of the board of trustees of the Tamarack Funds Trust would be the same as the board of directors you are being asked to approve for Great Hall Investment Funds, Inc.

         A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds managed by Voyageur. Your fund's Board of Directors has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the Board. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q: WHY AM I BEING ASKED TO APPROVE CHANGES TO MY FUND'S INVESTMENT POLICIES/RESTRICTIONS?

A: The proposed changes to your fund's fundamental investment policies/restrictions are intended to streamline and make uniform the policies/restrictions applicable to all of the funds in order to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to each fund.

Q:       WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE FOUR PROPOSALS?

A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call [PROXY SOLICITOR TELEPHONE NUMBER].

                        GREAT HALL INVESTMENT FUNDS, INC.
                        ---------------------------------
                       GREAT HALL PRIME MONEY MARKET FUND
                  GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND
                      GREAT HALL TAX-FREE MONEY MARKET FUND
                GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND
               GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND

                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 934-6674

                                  ------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders ("Meeting") of Great Hall Prime Money Market Fund, Great Hall U.S. Government Money Market Fund, Great Hall Tax-Free Money Market Fund, Great Hall Institutional Prime Money Market Fund, Great Hall Institutional Tax-Free Money Market Fund (each a "Fund," and collectively the "Funds"), the separate series of Great Hall Investment Funds, Inc. (the "Company"), will be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota at 9:00 a.m. Central Time, for the following purposes:

PROPOSAL 1: To approve the election of each of the nine individuals nominated to serve on the Board of Directors of the Company;

PROPOSAL 2: To approve an Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust;

PROPOSAL 3: To approve the modification or reclassification as non-fundamental of certain of the Funds' fundamental investment policies/restrictions in order to modernize such investment policies/restrictions and increase the Funds' investment flexibility; and

PROPOSAL 4: To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Funds for the current fiscal year.

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail, you may also vote by telephone, as follows:

            TO VOTE BY TELEPHONE:
            =================================================
            (1) Read the Proxy Statement and have your proxy
                card at hand.

            (2) Call the toll-free 1-[800/888] number that
                appears on your proxy card.

            (3) Enter the control number set forth on the
                proxy card and follow the instructions.
            -------------------------------------------------

We encourage you to vote by telephone using the control number that appears on your enclosed proxy card. Voting by telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders of the Funds collectively will require the affirmative vote of the holders of a majority of the Funds' shares present in person or by proxy at the Meeting. Any adjournment as to a matter being voted on by the shareholders of an individual Fund will require the affirmative vote of the holders of a majority of that individual Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

        PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             YOUR VOTE IS IMPORTANT.


                                      By Order of the Board of Directors,



                                      Laura Moret
[EFFECTIVE DATE]                      Secretary

                        GREAT HALL INVESTMENT FUNDS, INC.
                        ---------------------------------
                GREAT HALL PRIME MONEY MARKET FUND ("PRIME FUND")
        GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND ("GOVERNMENT FUND")
             GREAT HALL TAX-FREE MONEY MARKET FUND ("TAX-FREE FUND")
  GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND ("INSTITUTIONAL PRIME FUND") GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND ("INSTITUTIONAL TAX-FREE
                                     FUND")

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of Prime Fund, Government Fund, Tax-Free Fund, Institutional Prime Fund and Institutional Tax-Free Fund (each a "Fund," and collectively the "Funds"), each of which is a separate series/portfolio of Great Hall Investment Funds, Inc. (the "Company") in connection with four proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.

Voyageur Asset Management Inc. ("Voyageur") is the Funds' investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B") was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, J&B was the investment advisor for the Babson and J&B families of mutual funds. Subsequent to the acquisition, J&B became an affiliate of Voyageur. Like J&B, Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (Voyageur and J&B) into a single entity, which continues to use the Voyageur name. In addition to the Funds, Voyageur currently serves as the investment advisor for RBC Funds, Inc., J&B Funds, and each of the funds constituting the Babson Group of Funds -- a collection of twenty-two individual mutual funds and/or portfolios ("funds").

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative"). Voyageur believes that this will allow the Funds and all the funds for which Voyageur serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into other funds) into portfolios of a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

The following Proposals will be considered and acted upon at the Meeting:


   PROPOSAL                                                                 FUND(S) AFFECTED          PAGE
==============================================================================================================

      1.    To approve the election of each of the nine individuals             ALL FUNDS              [ ]
            nominated to serve on the Board of Directors of the
            Company.


      2.    To approve an Agreement and Plan of Reorganization, pursuant        ALL FUNDS              [ ]
            to which each Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.




      3.    To approve the modification/reclassification of certain                                    [ ]
            fundamental investment policies/restrictions

            Modification of policies that must remain fundamental:

            3.A     Diversification                                    PRIME FUND, GOVERNMENT FUND,
                                                                              TAX-FREE FUND

            3.B     Borrowing                                                   ALL FUNDS

            3.C     Senior Securities                                           ALL FUNDS

            3.D     Underwriting Securities                                     ALL FUNDS

            3.E     Real Estate                                                 ALL FUNDS

            3.F     Making Loans                                                ALL FUNDS

            3.G     Concentration of Investments                                ALL FUNDS

            3.H     Commodities                                                 ALL FUNDS

                    Reclassification of certain fundamental investment restrictions as non-fundamental:

            3.I     Pledging, Mortgaging and Hypothecating Fund Assets   PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.J     Investments for Control                              PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.K     Investments in Other Investment Companies            PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.L     Writing and Selling Options                          PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.M     Margin Activities and Short Selling                  PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.N     Unseasoned Companies                                 PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.O     Investments in Equity Securities                     PRIME FUND, GOVERNMENT FUND,
                                                                                TAX-FREE FUND

            3.P     Investments in Non-Municipal Obligations.                   TAX-FREE FUND

      4.    To ratify the selection of Deloitte & Touche LLP as the             ALL FUNDS              [ ]
            independent auditors of the Funds for the current fiscal year.

The Board, on behalf of each Fund, is soliciting proxies from shareholders of the Funds for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, at 9:00 a.m. Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 22, 2004, or as soon as practicable thereafter.

This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended July 31, 2003 has been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the Company by writing to the address set forth on the first page of this proxy statement or by calling
(800) 934-6674. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
          THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1
                          AND FOR PROPOSALS 2, 3 AND 4.

                        ---------------------------

                          PROPOSAL 1 -- ALL FUNDS

                         ELECTION OF THE DIRECTORS

                        ---------------------------

The purpose of this proposal is to elect a Board of Directors for the Company in case the Plan, as described in Proposal 2, is not approved by shareholders of each Fund. It is intended that the enclosed proxy will be voted for the election as Directors of the Company of the nine nominees listed below ("Nominees"). Three of the Nominees named below are currently Directors of the Company and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of directors/trustees for all of the funds advised by Voyageur, the same Nominees are also being proposed for election to the boards of directors/trustees of the other funds involved in the proposed reorganization described below in Proposal 2 (the "Reorganization"). If the Reorganization takes place, the Nominees will be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.

THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: the series of the Company; the series of RBC Funds, Inc.; the series of J&B Funds; the series of Investors Mark Series Fund, Inc.; Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; the series of D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc.

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                         IN FUND
                                                                                                        COMPLEX(2)     OTHER
                               POSITION(S)  TERM OF OFFICE     PRINCIPAL OCCUPATION(S)                   OVERSEEN  DIRECTORSHIPS
NAME, ADDRESS(1)                WITH THE     AND LENGTH OF            DURING                                BY        HELD BY
AND AGE                          COMPANY      TIME SERVED           PAST 5 YEARS                          NOMINEE     NOMINEE
================================================================================================================================
INDEPENDENT NOMINEES
T. Geron Bell                    Director     Indefinite(3);   President of Twins Sports, Inc.              25(5)       None
34 Kirby Puckett Place                        since 1993       (the parent company of Minnesota
Minneapolis, Minnesota 55415                                   Twins and Victory Sports)
Age: 62                                                        since November, 2002; prior thereto
                                                               President of the Minnesota Twins
                                                               Baseball Club Incorporated since 1987.

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                         IN FUND
                                                                                                        COMPLEX(2)     OTHER
                               POSITION(S)  TERM OF OFFICE     PRINCIPAL OCCUPATION(S)                   OVERSEEN  DIRECTORSHIPS
NAME, ADDRESS(1)                WITH THE     AND LENGTH OF            DURING                                BY        HELD BY
AND AGE                          COMPANY      TIME SERVED           PAST 5 YEARS                          NOMINEE     NOMINEE
================================================================================================================================
Ronald James                     Director     Indefinite(3);   President and Chief Executive Officer,       25(5)       None
Age: 52                                       since 1992       Center for Ethical Business Cultures
                                                               since 2000; President and Chief
                                                               Executive Officer of the Human
                                                               Resources Group, a division of
                                                               Ceridian Corporation, from 1996-1998.
                                                               Ceridian Corporation is an information
                                                               services company specializing in
                                                               human resources outsourcing solutions.

Jay H. Wein                      Director     Indefinite(3);   Independent investor and business            25(5)       None
5305 Elmridge Circle                          since 1991       consultant since 1989.
Excelsior, Minnesota 55331
Age: 71

Lucy Hancock Bode                Nominee      Indefinite(3)    Lobbyist.                                     6(4)       None
2518 White Oak Road
Raleigh, North Carolina 27609
Age: 51

Leslie H. Garner, Jr.            Nominee      Indefinite(3)    President, Cornell College.                   6(4)       None
600 First Street
West Mount Vernon, Iowa 52314-1098
Age: 53

John A. MacDonald                Nominee      Indefinite(3)    CIO, Hall Family Foundation.                  1(6)       None
P.O. Box 419580
Mail Drop 323
Kansas City, Missouri 64141
Age: 54

H. David Rybolt                  Nominee      Indefinite(3)    Consultant, HDR Associates,                  18(7)       None
6501 W. 66th Street                                            (management consulting).
Overland Park, Kansas 66202
Age: 61

James R. Seward                  Nominee      Indefinite(3)    Private Investor/Consultant,                 10(8)   Director,
Age: 51                                                        2000 to present; Financial                           Syntroleum
                                                               Consultant, Seward &                                 Corp., Lab One,
                                                               Company, LLC 1998-2000.                              Inc., Concorde
                                                                                                                    Career Colleges.

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                         IN FUND
                                                                                                        COMPLEX(2)     OTHER
                               POSITION(S)  TERM OF OFFICE     PRINCIPAL OCCUPATION(S)                   OVERSEEN  DIRECTORSHIPS
NAME, ADDRESS(1)                WITH THE     AND LENGTH OF            DURING                                BY        HELD BY
AND AGE                          COMPANY      TIME SERVED           PAST 5 YEARS                          NOMINEE     NOMINEE
================================================================================================================================
INTERESTED NOMINEE
Michael T. Lee(9)                Nominee      Indefinite(3)    Chief Operating Officer and                None      Director, Royal
Age: 40                                                        Senior Vice President, Voyageur,                     Bank of Canada.
                                                               2003 to present;  Senior
                                                               Portfolio Manager, Voyageur,
                                                               2000 to present; Vice President,
                                                               Senior Research Analyst and Equity
                                                               Portfolio Manager, Voyageur, 1999 - 2003.

----------

(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the Reorganization. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.

(3) The Director/Nominee may serve until his or her resignation, removal or disqualification.

(4)   Director of RBC Funds, Inc., which consists of six series.

(5) Director of Great Hall Investment Funds, Inc., which consists of five series. Director/Trustee of each of the nine Babson Funds, one of which consists of two series. Director of Investors Mark Series Fund, Inc., which consists of nine series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

(6) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

(7) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.

(8) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(9) Mr. Lee is an "interested person" of the Funds as defined in the 1940 Act. He is an officer of Voyageur, the Funds' investment advisor.

EXECUTIVE OFFICERS

Officers of the Company are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of the Company, including their principal occupations during the past five years, are set forth in EXHIBIT B. Each of these officers are also officers and/or employees of Voyageur.

SHARE OWNERSHIP

As of [DATE], the Nominees, Directors and officers of the Company beneficially owned as a group less than 1% of the outstanding shares of each series of the Company, except as follows:

             NAME                          AMOUNT AND NATURE OF
   OF BENEFICIAL OWNER/FUND             RECORD OR BENEFICIAL OWNERSHIP        PERCENT OF SERIES/CLASS
=====================================================================================================
[Insert executive officers,
directors, nominees as needed]

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                                                   COMPANIES OVERSEEN OR TO BE OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY    DIRECTOR/NOMINEE IN FAMILY OF INVESTMENT
                                        SECURITIES IN THE FUNDS                COMPANIES
==========================================================================================================
INDEPENDENT NOMINEES

T. Geron Bell                                                                $[          ]
         [Name of Great Hall fund]           $[     ]

Lucy Hancock Bode                                                            $[          ]
         [Name of Great Hall fund]           $[     ]

Leslie H. Garner, Jr.                                                        $[          ]
         [Name of Great Hall fund]           $[     ]

Ronald James                                                                 $[          ]
         [Name of Great Hall fund]           $[     ]

John A. MacDonald                                                            $[          ]
         [Name of Great Hall fund]           $[     ]

H. David Rybolt                                                              $[          ]
         [Name of Great Hall fund]           $[     ]

James R. Seward                                                              $[          ]
         [Name of Great Hall fund]           $[     ]

Jay H. Wein                                                                  $[          ]
         [Name of Great Hall fund]           $[     ]

INTERESTED NOMINEE
Michael T. Lee                                                               $[          ]
         [Name of Great Hall fund]           $[     ]

All of the current Directors of the Company are considered not to be "interested persons" of the Company, as that term is defined in the 1940 Act ("Independent Directors"). During the fiscal year ended July 31, 2003, the Board of Directors met [NUMBER] times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

The annual compensation of each Director is $12,000 plus $3,500 for each regularly scheduled meeting attended (in-person or telephonically) and $1,000 for each special telephonic meeting attended.

The following table summarizes the compensation paid to the Directors of the Company, including committee fees, for the twelve-month period ended July 31, 2003.

                          AGGREGATE COMPENSATION    PENSION OR RETIREMENT
                              FOR THE COMPANY    BENEFITS ACCRUED AS PART OF  ESTIMATED ANNUAL BENEFITS  TOTAL COMPENSATION FOR FUND
NAME OF DIRECTOR                 (6 FUNDS)              FUND EXPENSES              UPON RETIREMENT         COMPLEX PAID TO DIRECTOR
====================================================================================================================================
T. Geron Bell                     $31,000                    None                        None                      $[     ]
Sandra J. Hale                    $31,000                    None                        None                      $[     ]
Ronald James                      $31,000                    None                        None                      $[     ]
Jay H. Wein                       $31,000                    None                        None                      $[     ]

To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Independent Directors agreed not to stand for re-election. Independent Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Funds from the creation of unitary boards of directors/trustees, it was appropriate to provide the one Independent Director who is not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of this one-time benefit. The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the Babson Funds, the J&B Funds, and the Great Hall Funds for which she serves as an independent director/trustee.

STANDING COMMITTEES

The Company has a standing Audit Committee currently consisting of the Independent Directors.

As set forth in its charter, the primary duties of the Company's Audit Committee are: (1) to evaluate the performance and compensation of the independent auditors and make recommendations to the Board regarding the selection of independent auditors; (2) to review communications concerning the independence of the auditors, including the auditors' specific representations as to their independence; (3) to meet with the Funds' independent auditors to review the arrangements for, procedures to be utilized, staffing and scope of the annual audit; (4) to consider the independent auditors' review of audit results, including the proposed auditors' report on the Funds' financial statements and the proposed auditors' report on internal controls; (5) to review reports by the Funds' investment adviser, including reports on: (a) any problems under the Funds' Codes of Ethics; (b) the adequacy of internal controls and internal audit functions; (c) the performance of the Funds' service providers; (d) any problems with compliance with the Funds' investment policies and restrictions; and (e) any actual or apparent conflicts of interest between the Funds and their investment adviser, distributor or other service providers.

The Audit Committee met three times during the fiscal year ended July 31, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.

As described above, the integration initiative includes proposals to create a single board of directors/trustees for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of directors of the Company. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.

The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent directors/trustees. An independent board member from each of the four fund families was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the Committee, the independent directors/trustees of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. The Company does not have a stated policy with regard to the consideration of board candidates nominated by shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Trust's board of trustees will establish various committees as part of the organization process for the Trust. As part of that process, the board of trustees will determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.

                                      * * *

SHAREHOLDER APPROVAL: Election of each of the Nominees to the Board of Directors must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business. The votes of each series of the Company will be counted together with respect to the election of the Nominees.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                      VOTE FOR APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                           ---------------------------

                             PROPOSAL 2 -- ALL FUNDS

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                           ---------------------------

At a meeting of the Board held on November 24, 2003, the Board approved on behalf of the Company and its Funds an Agreement and Plan of Reorganization ("Plan") substantially in the form attached to this Proxy Statement as EXHIBIT
A. Fund shareholders are now being asked to approve the Plan. If shareholders of a Fund approve the proposal, the Directors and officers of the Company will execute and implement the Plan on behalf of such Fund. If approved, the Reorganization is expected to take effect on or about March 31, 2004 ("Closing Date"), although that date may be adjusted in accordance with the Plan.

OVERVIEW OF THE PROPOSAL

Shareholders of each Fund are asked to consider the proposed Plan, which contemplates:

      o the transfer of all of the assets of the Fund to the corresponding Tamarack Fund and the assumption by the corresponding Tamarack Fund of all of the liabilities of the Fund in exchange for shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the transferred net assets of the Fund;

      o the distribution to each shareholder of the Fund of the same number of shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date (shareholders of Funds that offer multiple classes of shares will receive shares of the corresponding class of the corresponding Tamarack Fund); and

      o     the subsequent complete liquidation of the Fund.

The following table presents the name of the Tamarack Fund corresponding to each Fund.

            GREAT HALL FUND                                    CORRESPONDING TAMARACK FUND
            ==================================================================================================
            Great Hall Prime Money Market Fund                 Tamarack Prime Money Market Fund
            Great Hall U.S. Government Money Market Fund       Tamarack U.S. Government Money Market Fund
            Great Hall Tax-Free Money Market Fund              Tamarack Tax-Free Money Market Fund
            Great Hall Institutional Prime Money Market Fund   Tamarack Institutional Prime Money Market Fund
            Great Hall Institutional Tax-Free Money            Tamarack Institutional Tax-Free Money
                       Market Fund                                      Market Fund

For a more detailed discussion of the terms of the Plan, please refer to "Additional Information About the Plan," below.

Prior to shares of the Tamarack Funds being distributed to the Funds' shareholders, the Funds, as shareholders of the Tamarack Funds Trust, will be asked to vote on certain issues regarding the organization of the Tamarack Funds Trust. A Fund will vote in favor of such matters regarding the organization of the Tamarack Funds Trust only to the extent that the shareholders of that Fund have voted in favor of the proposed Reorganization. Thus, shareholders of the Funds, in approving the proposed Reorganization, will also, in effect, be approving the following matters with respect to the Tamarack Funds Trust:

      o     Election of the nine Trustees described in Proposal 1;

      o Approval of investment advisory agreements with Voyageur, which will be substantially similar to the investment advisory agreements currently in place with respect to the Funds, except as noted below;

      o Approval of the liquidation and dissolution of the Company, to the extent such approval is required.

Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below under "Matters on Which the Tamarack Funds Will Vote."

BOARD CONSIDERATION OF THE PLAN

The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating eight different business entities--the Company, RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc.--in three different states. In unanimously approving the Reorganization, the Directors of the Company determined that the proposed Reorganization would be in the best interests of the applicable Fund and its shareholders and that the ownership interests of each Fund's shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Board are summarized below:

     o Voyageur has informed the Board that it believes that by reorganizing each Fund and the other funds advised by Voyageur as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies.

     o Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Funds for the benefit of Fund shareholders. In recent years, many mutual funds have reorganized as Delaware statutory trusts.

     o The terms of the current expense limitation agreement for each Fund, which is in place through November 30, 2004, would continue to be applied to the corresponding Tamarack Fund.

     o    The Funds will not bear any ordinary costs of the Reorganization.

     o The investment objective of each Fund will be identical to that of the corresponding Tamarack Fund, and the Tamarack Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposal 3, in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Reorganization.

     o Shareholders of the Funds will continue to receive the same level of services currently provided by the Fund.

     o The Reorganization is intended to be tax-free for federal income tax purposes.

     o Shareholders' ownership interests will not be diluted as a result of the Reorganization.

EFFECTS OF THE REORGANIZATION ON THE FUNDS AND THEIR SHAREHOLDERS

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding Tamarack Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the "Closing"). Shareholders of those Funds that offer multiple classes of shares will own shares of the corresponding class of each corresponding Tamarack Fund. For example, a shareholder who owns 100 Investor Class shares of a Fund immediately prior to the Closing would own, immediately after the Closing, 100 Investor Class shares of the corresponding Tamarack Fund having the same net asset value as those 100 Investor Class shares of the Fund held immediately prior to the Closing. Shareholders of those Funds that do not offer multiple classes of shares (namely, Institutional Prime Fund and Institutional Tax-Free Fund) will own corresponding shares of each corresponding Tamarack Fund.

The Tamarack Fund corresponding to each Great Hall Fund will offer the same class, if any, as currently is offered by such Great Hall Fund.

As a result of the Reorganization, shareholders of the Funds, which are series of the Company, a Minnesota corporation, will become shareholders of the Tamarack Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Comparison of the Company and the Tamarack Funds Trust" below.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT ADVISOR OR PORTFOLIO MANAGERS OF ANY OF THE FUNDS. IF PROPOSALS 3 IS APPROVED, WHETHER OR NOT THIS REORGANIZATION PROPOSAL IS APPROVED, CERTAIN CHANGES MAY BE MADE TO CURRENT

INVESTMENT POLICIES/RESTRICTIONS OF THE FUNDS, AS FURTHER DESCRIBED IN THAT PROPOSAL. EACH TAMARACK FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS ITS CORRESPONDING FUND.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION

The full value of your shares of a Fund will be exchanged for shares of the corresponding Tamarack Fund without any sales load, commission or other transactional fee being imposed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

As a condition to each Fund's obligation to consummate the Reorganization, the Fund and the Tamarack Fund will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

EXPENSES RELATED TO THE REORGANIZATION

Voyageur, the Funds' investment advisor, will bear all ordinary expenses associated with the Reorganization, other than any expenses individually incurred by shareholders. No extraordinary expenses are expected.

                      ADDITIONAL INFORMATION ABOUT THE PLAN

SUMMARY OF TERMS

The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT A.

As stated above, with respect to each Fund and its corresponding Tamarack Fund, the Plan provides that all of the assets of the Fund will be transferred to the Tamarack Fund, which will assume all of the Fund's liabilities. Fund shareholders will receive that number of full and fractional Investor Class shares of the Tamarack Fund which is equivalent in number and value to the shares of the Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of its corresponding Tamarack Fund and the Tamarack Fund will have no other shareholders. The Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Fund.

With respect to each Fund, the Plan must be approved separately by shareholders of that Fund. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding Tamarack Fund, the Plan will continue to remain in full force and effect with respect to any reorganization transactions approved by shareholders of the other Funds. Moreover, the Plan provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and the corresponding Tamarack Fund.

Each Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan in EXHIBIT A.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange as of the close of business on the Closing Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the Tamarack Fund make proceeding with the Reorganization inadvisable with respect to the Fund or the Tamarack Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the Tamarack Fund to be issued to the Fund under the Plan to the detriment of the Fund's shareholders without their approval.

TAX CONSIDERATIONS

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to each Reorganization, the Fund and its corresponding Tamarack Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code
Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Fund in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Fund to its shareholders pursuant to the liquidation of the Fund;
(5) the Tamarack Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities; (6) the tax basis of the voting shares of the Tamarack Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization; and (9) the Tamarack Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by any Fund or Tamarack Fund in connection with any disposition of assets by the Fund or the Tamarack Fund prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

             COMPARISON OF THE COMPANY AND THE TAMARACK FUNDS TRUST

The Company is a Minnesota corporation governed by its Articles of Incorporation, By-Laws and Board of Directors. The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Tamarack Funds Trust and the Company are also governed by applicable state and Federal law.

Certain differences and similarities between the Tamarack Funds Trust and the Company are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

Under the Agreement and Declaration of Trust and By-Laws of the Tamarack Funds Trust, the Trustees of the Tamarack Funds Trust will have more flexibility than Directors of the Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Tamarack Funds Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Tamarack Funds Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the Tamarack Funds Trust to take certain actions, for example, establishing new investment series of the Tamarack Funds Trust, without filing additional documentation with the state, and incurring the additional preparation time and costs.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Funds and their shareholders as do the Directors with respect to the Funds and their shareholders.

For more detailed information, please refer to the comparison of the Tamarack Funds Trust and the Company in EXHIBIT C to this Proxy Statement.

                  MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

As noted above, in approving the Plan, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the Tamarack Funds and the Tamarack Funds Trust. Fund shareholders are not being asked to vote separately on these actions. One of these actions will be to approve the election of Trustees of the Tamarack Funds Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, while each Fund is the sole shareholder of the corresponding Tamarack Fund, each Fund will approve a new investment advisory agreement with Voyageur. The new investment advisory agreement will be substantially similar to the current investment advisory agreement for such Fund, except as noted in EXHIBIT D to this Proxy Statement. For information about the new investment advisory agreement, please refer to EXHIBIT D to this Proxy Statement. Shareholders of each Fund approving of the Reorganization will also be approving the liquidation and dissolution of that Fund and the liquidation and dissolution of the Company.

INVESTMENT ADVISOR

Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, which maintains its offices at Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corporation is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who serve approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.

Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

Voyageur was formed in 1983 and currently provides investment advisory and administrative services to the Babson Funds, a family of ten individual equity, fixed income, and money market funds and portfolios; RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios; and J&B Funds, a series company that currently consists of a single equity portfolio. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $317 million of which was represented by the net assets of RBC Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Group of Funds, and $12 million of which was represented by the net assets of J&B Funds.

EXHIBIT F to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Funds for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT G to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.

EXHIBIT E to this Proxy Statement sets forth the amount of fees paid by the Funds to Voyageur under the current investment advisory agreements during the most recently completed fiscal years. Voyageur has also contractually agreed to limit expenses for the Funds through November 30, 2004 so that annual fund operating expenses do not exceed certain rates. EXHIBIT E also sets forth information concerning the amount and purpose of payments made by each Fund to Voyageur or any affiliated person of Voyageur for services provided to the Funds (other than under the current investment advisory agreements or for brokerage commissions) during the most recently completed fiscal years.

                                      * * *

SHAREHOLDER APPROVAL: Approval of Proposal 2 with respect to each Fund will require the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                 THE SHAREHOLDERS OF EACH FUND APPROVE THE PLAN.

                           ---------------------------

                             PROPOSAL 3 -- ALL FUNDS

     APPROVAL OF THE MODIFICATION OR RECLASSIFICATION AS NON-FUNDAMENTAL OF
              CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

                           ---------------------------

The 1940 Act requires each Fund to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies or restrictions. The purposes of this Proposal are to eliminate the requirement of shareholder approval to change policies/restrictions except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies/restrictions that do require shareholder approval. Voyageur has informed the Board that some of the Funds' fundamental policies/restrictions that are not required to be fundamental under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Voyageur believes that other fundamental policies/restrictions are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a Fund and its shareholders.

Many of the Funds' current fundamental investment policies/restrictions can be traced back to certain legal and regulatory requirements that were in effect when the Funds were organized or were adopted for other reasons (for example, then prevailing industry conditions or practices). These policies/restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, certain of the current policies/restrictions unnecessarily limit the investment strategies available to Voyageur in managing a Fund's assets. In addition, the lack of uniform standards applicable to all of the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

In general, under this Proposal only those investment restrictions that the 1940 Act specifically requires to be fundamental (that is, those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment policies/restrictions of the Funds. However, shareholders are being asked to approve amendments to these investment policies/restrictions. Investment restrictions that are currently designated fundamental by a Fund, but which the 1940 Act does not require to be classified as fundamental, are proposed to be reclassified as non-fundamental.

This Proposal is sub-divided into the following two sections:

(1) REVISION OF POLICIES THAT MUST REMAIN FUNDAMENTAL. Each of the fundamental policies/restrictions proposed for revision in this section relates to an activity that the 1940 Act only permits to be changed by shareholder approval. Each proposed revision is, in general, intended to provide the Funds' Board with the maximum flexibility permitted under the 1940 Act, and to promote consistency among the Funds' policies/restrictions. Those fundamental investment policies/restrictions that will remain fundamental are set forth in Proposals 3.A-3.H.

(2) ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES. The proposed revisions in this section seek to eliminate the requirement of shareholder approval to change the policies/restrictions that are not required to be classified as fundamental under the 1940 Act. Any policy/restriction that is not designated as fundamental can be modified or eliminated by the Board. Accordingly, reclassifying these fundamental policies/restrictions as non-fundamental will permit the Funds to minimize the costs and delays associated with holding future shareholder meetings to revise policies/restrictions that become outdated or unnecessary under current conditions. Those fundamental investment policies/restrictions that are proposed to be reclassified as non-fundamental are addressed in Proposals 3.I - 3.P.

Each Fund's current fundamental policies/restrictions are set forth in EXHIBIT H to this Proxy Statement. Changes in fundamental policies/restrictions that are approved by shareholders, as well as changes in non-fundamental policies/restrictions that are adopted by the Board, will be reflected in each Fund's Prospectus and other disclosure documents. Any change in the method of operation of a Fund will require prior Board approval. Should shareholders approve the Proposal, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder.

Approval of each item of this Proposal with respect to any Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities (as that term is defined in the 1940 Act). In addition, approval of changes to the Funds' fundamental investment policies/restrictions will not be dependent upon your vote on Proposal 2 regarding the Reorganization. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Reorganization. Should shareholders also approve the proposed Reorganization, each Tamarack Fund would have as its fundamental investment policies/restrictions those revised fundamental investment policies/restrictions approved by the corresponding Fund's shareholders. Should a Fund's shareholders not approve an item of this Proposal to amend or reclassify a particular fundamental investment policy/restriction, the Fund's current fundamental investment policy/restriction, as set forth in EXHIBIT H, would continue to apply unchanged.

                REVISION OF POLICIES THAT MUST REMAIN FUNDAMENTAL
                -------------------------------------------------

                         PROPOSAL 3.A -- DIVERSIFICATION

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

            Each Fund has elected to be classified as a diversified series of an open end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

DISCUSSION OF PROPOSED MODIFICATION

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. Under the 1940 Act, a diversified fund generally is required to have 75% of its total assets invested in (1) cash and cash items (including receivables), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies; or (2) other securities limited for any one issuer to an amount (x) not greater than 5% of the total assets of the fund, and (y) not more than 10% of the outstanding voting securities of such issuer.

Each Fund is currently classified as a diversified series of an open-end investment company. However, each Fund has adopted a more restrictive diversification policy (applying the diversification requirements to 100% of the value of its assets) than what is required by the 1940 Act. No change is being proposed to a Fund's designation as a diversified Fund. Instead, the proposed change would modify the Funds' fundamental investment policies/restrictions regarding diversification to rely on the definition of the term "diversified" in the 1940 Act rather than stating relevant percentage limitations that exceed those required by the 1940 Act. Thus, this investment policy/restriction will apply to each Fund the requirements of the 1940 Act, as they may be amended from time to time (which are applicable in any case), without the Funds' Board or shareholders taking further action.

                            PROPOSAL 3.B -- BORROWING

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding borrowing would read:

            Each Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33-1/3% of the Fund's assets, including the amount borrowed. The proposed policy/restriction would permit the Funds to borrow in a manner and to the full extent permitted under applicable law and regulation. Therefore, no further Board or shareholder action would be needed to conform the borrowing policy/restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by investment companies. This change is sought for administrative convenience. None of the Funds currently anticipates changing its existing practices on borrowing or expanding those practices.


                        PROPOSAL 3.C -- SENIOR SECURITIES

APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding issuing senior securities would read:

            Each Fund will not issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The 1940 Act prohibits Funds from issuing senior securities, except for borrowings where certain conditions are met. The proposed policy/restriction rewords the current policies/restrictions of Institutional Prime Fund and Institutional Tax-Free Fund and is intended to standardize this policy/restriction across all of the Funds. The proposed policy/restriction permits the Funds to issue senior securities to the full extent permitted under applicable law and regulation. Therefore, no further Board or shareholder action would be needed to conform this policy/restriction to future changes in the 1940 Act, and interpretations thereunder, that govern issuing senior securities by investment companies.


                     PROPOSAL 3.D -- UNDERWRITING SECURITIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding underwriting securities would read:

            Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to underwriting securities has been reworded without making any material changes. In addition, for Prime Fund, Government Fund and Tax-Free Fund, the proposed policy/restriction will identify the general exception from the restriction on underwriting securities whereby purchasing securities directly from an issuer or selling portfolio securities may technically cause a Fund to be considered an underwriter. The current investment policies/restrictions for Institutional Prime Fund and Institutional Tax-Free Fund presently identify this exception.

                           PROPOSAL 3.E -- REAL ESTATE

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding investments in real estate would read:

            Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

DISCUSSION OF PROPOSED MODIFICATION

With the following exception, the proposed real estate policy/restriction rewords the current policy/restriction without making any material changes. The current policies/restrictions of the Funds also prohibit investment in real estate partnership interests and oil, gas and mineral leases. Voyageur intends to recommend to the Board the adoption of this policy/restriction with respect to real estate partnership interests and oil, gas and mineral leases as non-fundamental.


                          PROPOSAL 3.F -- MAKING LOANS

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding making loans would read:

            Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction, unlike the current policies/restrictions, does not list exceptions or specify the particular types of lending in which a Fund is permitted to engage. Instead, it would permit the Funds to engage in securities lending to the full extent permitted under applicable law and regulation. Therefore, should the SEC staff modify the requirements governing an investment company's loan of its securities in the future, under the proposed policy/restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action. The current policies/restrictions for Prime Fund, Government Fund and Tax-Free Fund also prohibit each Fund from entering into a repurchase agreement if, as a result thereof, more that 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. Voyageur intends to recommend to the Board the adoption of this policy/restriction as non-fundamental.


                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding concentration of investments would read:

            Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the Investment

            Company Act of 1940, as amended, and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that (i) with respect to Tax-Free Fund and Institutional Tax-Free Fund, this restriction will not apply to municipal obligations; (ii) with respect to Prime Fund, Tax-Free Fund, Institutional Prime Fund and Institutional Tax-Free Fund, this restriction will not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction will not apply to a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

DISCUSSION OF PROPOSED MODIFICATION

Each Fund currently has, and will continue to have, a fundamental investment policy/restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The proposed policy/restriction would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. Therefore, if the SEC or its staff were to relax the current position in the future, the Funds would be able to take advantage of such increased flexibility without seeking further shareholder action.


                           PROPOSAL 3.H -- COMMODITIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding investments in commodities would read:

            Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The current fundamental investment policies/restrictions prohibit the Funds from investing in commodities or commodity contracts. The proposed policy/restriction prohibits only the purchase of physical commodities or contracts relating to physical commodities, and permits the Funds to purchase or sell commodities to the full extent permitted under applicable law and regulation.

  RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
  ----------------------------------------------------------------------------

Each of the investment policies/restrictions listed below was based on restrictions formerly imposed by legal and regulatory requirements, or then prevailing industry conditions or practices, which have become outdated or unnecessary under current requirements and conditions. As stated above, the Proposal items in this section seek to eliminate the requirement of shareholder approval to change each of these policies/restrictions that are not required to be classified as fundamental under the 1940 Act. Accordingly, the Directors unanimously recommend that the Funds' shareholders approve the reclassification as non-fundamental of each of the Proposal items listed in Proposal 3.I-3.P.

       PROPOSAL 3.I -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL

It is proposed that the fundamental investment policy/restriction on pledging, mortgaging and hypothecating a Fund's assets be reclassified as a non-fundamental investment policy/restriction.


                     PROPOSAL 3.J -- INVESTMENTS FOR CONTROL

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND
PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments made for purposes of exercising control over, or management of, the issuer be reclassified as a non-fundamental investment policy/restriction.


            PROPOSAL 3.K -- INVESTMENTS IN OTHER INVESTMENT COMPANIES

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in other investment companies be reclassified as a non-fundamental investment policy/restriction.


                   PROPOSAL 3.L -- WRITING AND SELLING OPTIONS

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL

It is proposed that the fundamental investment policy/restriction on writing and selling put and call options and similar financial instruments be reclassified as a non-fundamental investment policy/restriction.


               PROPOSAL 3.M -- MARGIN ACTIVITIES AND SHORT SELLING

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL

It is proposed that the fundamental investment policy/restriction on margin activities and selling securities short be reclassified as a non-fundamental investment policy/restriction.

                      PROPOSAL 3.N -- UNSEASONED COMPANIES

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation be reclassified as a non-fundamental investment policy/restriction.


                PROPOSAL 3.O -- INVESTMENTS IN EQUITY SECURITIES

APPLICABLE FUNDS -- PRIME FUND, GOVERNMENT FUND AND TAX-FREE FUND

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in equity securities be reclassified as a non-fundamental investment policy/restriction.


            PROPOSAL 3.P -- INVESTMENTS IN NON-MUNICIPAL OBLIGATIONS

                      APPLICABLE FUND -- TAX-FREE FUND ONLY

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments that are not municipal obligations be reclassified as a non-fundamental investment policy/restriction.

                                      * * *

SHAREHOLDER APPROVAL: Approval of each item of Proposals 3.A-3.P for the applicable Fund will require the affirmative vote of a majority of the outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
         OF EACH FUND APPROVE PROPOSALS 3.A THROUGH 3.P, AS APPLICABLE.

                           ---------------------------

                             PROPOSAL 4 -- ALL FUNDS

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                           ---------------------------


Upon the recommendation of the Audit Committee, the Board of Directors, has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of the Funds with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit

Committee that they are independent auditors with respect to the Funds. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as independent auditors of the Babson Group of Funds, J&B Funds and RBC Funds, Inc.

The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Funds. Furthermore, the Audit Committee is required to pre-approve any engagement of a Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Funds, if such engagement would relate directly to the Funds' operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Funds, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Funds' independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.

Deloitte served as independent auditors of the Funds for the fiscal year ended July 31, 2003. For further information about the independent auditors of the Funds, please refer to the "Independent Auditors" section under "General Information About the Funds" below.

                                      * * *

SHAREHOLDER APPROVAL: Approval of Proposal 4 by each Fund's shareholders requires the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business.


             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
                  SHAREHOLDERS OF EACH FUND APPROVE PROPOSAL 4.

                                 OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Company's offices, 60 South Sixth Street, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Funds.

                               VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about January 22, 2004. Only shareholders of record as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting at which the matter is voted on by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person will need to present a valid proxy obtained from their broker-dealer. Each share of record on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

The Funds request that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur. Voyageur has engaged [SOLICITOR NAME] to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an
approximate fee, including out-of-pocket expenses, of up to $[      ].

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the Record Date:

                                                                NUMBER OF SHARES
          NAME OF FUND                                             OUTSTANDING
          ======================================================================
          GREAT HALL INVESTMENT FUNDS, INC.
          ---------------------------------
          Great Hall Prime Money Market Fund
          Great Hall U.S. Government Market Fund
          Great Hall Tax-Free Money Market Fund
          Great Hall Institutional Prime Money Market Fund
          Great Hall Institutional Tax-Free Money Market Fund

QUORUM

The presence in person or by proxy of the holders of 10% of the shares of stock of the Company (or of the applicable series, if the proposal under consideration requires approval by a separate vote of one or more series) outstanding and entitled to vote at the Meeting constitutes a quorum.

VOTING REQUIREMENT

For Proposal 1, nominees for Director receiving the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business will be elected to the Board of Directors of the Company. With respect to each Fund, Proposals 2 and 4 each require the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business. Proposals 3.A-3.P each require the vote of the majority of a Fund's outstanding voting securities, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

(2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which all Funds are voting collectively, any such adjournment will require the affirmative vote of the holders of a majority of all of the Funds' shares present in person or by proxy and entitled to vote at the Meeting. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against Proposals 1, 2, 3 and 4 for which the required vote is a percentage of the shares outstanding or present, and entitled to vote on the matter.

                               PROXY SOLICITATION

[Proxies are being solicited by mail. This Proxy Statement is first being mailed on or about January 22, 2004 to shareholders of record as of January 15, 2004. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy soliciting firms retained by Voyageur. Voyageur has retained [SOLICITOR NAME] to provide proxy solicitation services in connection with the Meeting at an estimated cost of $[ ]. In addition, Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur. In addition to returning a written proxy card, Fund shareholders may authorize Voyageur or [SOLICITOR NAME] by telephone to execute proxies on their behalf. As the meeting date approaches, shareholders of each Fund may receive a call from a representative of Voyageur or [SOLICITOR NAME] if the Fund has not yet received their votes.

Proxies that are obtained will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or [SOLICITOR NAME] representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or [SOLICITOR NAME] representative is required to verify the identification information provided on the call against shareholder information provided by a Fund. If the information solicited is successfully verified, the Voyageur or [SOLICITOR NAME] representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or [SOLICITOR NAME] representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or [SOLICITOR NAME] will record the shareholder's instructions on the card. Within 72 hours, Voyageur or [SOLICITOR NAME] will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or [SOLICITOR NAME] immediately if the shareholder's instructions are not correctly reflected in the confirmation. Voyageur believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.]

                                BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each Fund as of [DATE], to the best of each Fund's knowledge, please refer to EXHIBIT I.


                           INFORMATION ABOUT THE FUNDS

Set forth below is a description of the current service providers of the Funds and the proposed service providers of the Tamarack Funds Trust.

INVESTMENT ADVISOR

For information about Voyageur, please refer to Proposal 2 above.

DISTRIBUTOR, ADMINISTRATOR, SUB-ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

RBC Dain Rauscher Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, an affiliate of Voyageur, serves as the Funds' distributor. Voyageur serves as the Funds' administrator. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Funds' sub-administrator and fund accounting agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Funds' custodian. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS LP, serves as the Funds' transfer agent.

Following the Reorganization, J&B, located at 90 South Seventh Street, Minneapolis, Minnesota 55402, an affiliate of Voyageur, will serve as the distributor of the Tamarack Funds; BISYS LP will serve as the Tamarack Funds' administrator and fund accounting agent; Wells Fargo will serve as the Tamarack Funds' custodian; and BISYS Ohio will serve as the transfer agent to the Tamarack Funds corresponding to the Funds, while Boston Financial Data Services, Inc. ("BFDS") will serve as the transfer agent to certain other Tamarack Funds.

INDEPENDENT AUDITORS

On November 24, 2003, the Board of Directors selected Deloitte as independent auditors of the Funds for the fiscal year ending July 31, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Funds.

PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Funds for the fiscal year ended July 31, 2002. PwC had been selected by the Board as the independent auditors of the Funds for the Funds' fiscal year ended July 31, 2003. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of RBC, the indirect parent company of Voyageur. Accordingly, PwC resigned effective October 9, 2003 due to concerns regarding its independence and did not render an audit opinion on the Funds' financial statements for the period ended July 31, 2003. On October 9, 2003, the Board of Directors selected Deloitte as the new independent auditors of the Funds for the fiscal year ended July 31, 2003.

During the Funds' fiscal year ended July 31, 2002, PwC's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit work for the fiscal year ended July 31,

2002, and through October 9, 2003, there were no disagreements between the Funds and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by Deloitte and PwC to the Funds and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.

AUDIT FEES. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended July 31, 2003 were $ [ ]. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended July 31, 2002 were $ [ ].

AUDIT-RELATED FEES. The aggregate fees billed by Deloitte for professional services rendered that are related to the audit of the Funds' annual financial statements but not reported under "Audit Fees" above for the fiscal year ended July 31, 2003 were $ [ ]. In addition, the aggregate fees billed by Deloitte for such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds and subject to pre-approval by the Audit Committee, for the fiscal year ended July 31, 2003 were $ [ ]. The aggregate fees billed by PwC for professional services rendered that are related to the audit of the Funds' annual financial statements but not reported under "Audit Fees" above for the fiscal year ended July 31, 2002 were $ [ ]. In addition, the aggregate fees billed by PwC for such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds and subject to pre-approval by the Audit Committee, for the fiscal year ended July 31, 2002 were $ [ ].

TAX FEES. The aggregate fees billed by Deloitte for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2003 were $ [ ]. In addition, the aggregate fees billed by Deloitte for such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds and subject to pre-approval by the Audit Committee, for the fiscal year ended July 31, 2003 were $ [ ]. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended July 31, 2002 were $ [ ]. In addition, the aggregate fees billed by PwC for such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds and subject to pre-approval by the Audit Committee, for the fiscal year ended July 31, 2002 were $ [ ].

ALL OTHER FEES. The aggregate fees billed by Deloitte for professional services rendered for products and services other that those described above for the fiscal year ended July 31, 2003 were $ [ ]. In addition, the aggregate fees billed by Deloitte for such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds and subject to pre-approval by the Audit Committee, for the fiscal year ended July 31, 2003 were $ [ ]. The aggregate fees billed by PwC for professional services rendered for products and services other that those described above for the fiscal years ended July 31, 2002 were $ [ ]. In addition, the aggregate fees billed by PwC for such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, relating to the operations and financial reporting of the Funds and subject to pre-approval by the Audit Committee, for the fiscal year ended July 31, 2002 were $ [ ].

The Audit Committee considered whether the services described above were compatible with Deloitte's and PwC's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to each Fund, was compatible with maintaining the independence of Deloitte and PwC, respectively. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by a Fund to render audit services, the

Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that a Fund employs its auditor to render "permissible non-audit services" to a Fund, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to a Fund, employ a Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of a Fund; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to a Fund, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

The percentage of the services rendered described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," above, for which pre-approval was waived subject to the de minimis exception as permitted by applicable law amounted to [ ]%. The percentage of such services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Funds, amounted to [ ]%.

The aggregate non-audit fees billed by Deloitte for services rendered to the Funds and to Voyageur, or an affiliate of Voyageur that provided ongoing services to the Funds, for the fiscal year ended July 31, 2003 were $ [ ]. The aggregate non-audit fees billed by PwC for services rendered to the Funds and to Voyageur, or an affiliate of Voyageur that provided ongoing services to the Funds, for the fiscal year ended July 31, 2002 were $ [ ].

                             SHAREHOLDER INFORMATION

To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Funds at (800) 934-6674 or writing to the Funds at 60 South Sixth Street, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

                                  LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                                    EXHIBIT A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____day of _____, 2004, by Tamarack Funds Trust ("New Acquiring Trust"), a Delaware statutory trust, with its principal place of business at _____, on behalf of each of its separate series listed on Schedule A (each, an "Acquiring Fund"), and Great Hall Investment Funds, Inc. ("Target Company"), a Minnesota corporation, with its principal place of business at _____, on behalf of each of its separate series listed on Schedule A (each, a "Target Fund", and together with its corresponding Acquiring Fund, a "Fund" and together, the "Funds"). Each Target Fund has outstanding, and at the Closing Date will have outstanding, one class of shares, which class is identified in Schedule A. Each Acquiring Fund has been organized to hold the assets of a Target Fund and such Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganizations (each a "Reorganization" and collectively the "Reorganizations") will consist of the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of such Acquiring Fund (the "Acquiring Fund Shares"), the assumption by such Acquiring Fund of all of the liabilities of such Target Fund and the distribution of such Acquiring Fund Shares to the shareholders of such Target Fund in complete liquidation of such Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by an Acquiring Fund shall be deemed to refer to action taken by New Acquiring Trust on behalf of such Acquiring Fund; and all references in this Agreement to action taken by a Target Fund shall be deemed to refer to action taken by Target Company on behalf of such Target Fund. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of each Acquiring Fund, and the New Acquiring Trust with respect to that Acquiring Fund, and each Target Fund, and the Target Company with respect to that Target Fund, are not contingent upon the satisfaction by any other Acquiring Fund or Target Fund, as applicable, of its obligations under this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH TARGET FUND TO CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND

         1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer to the corresponding Acquiring Fund all of its assets as set forth in section 1.2, and such Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares corresponding to the Target Fund shares as of the time and date set forth in section 2.1; and (ii) to assume all of the liabilities of the Target Fund, as set forth in Section 1.2. All such Acquiring Fund Shares delivered to the Target Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

         1.2. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of each Target Fund to be assumed by the corresponding Acquiring Fund (the "Liabilities") shall consist of all liabilities of the Target Fund existing at the Valuation Time, whether accrued or contingent, known or unknown.

         1.3. Immediately upon delivery to a Target Fund of the corresponding Acquiring Fund Shares, the Target Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the New Acquiring Trust, (ii) approve the advisory and any sub-advisory agreements, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, as applicable, (iv) ratify the selection of the New Acquiring Trust's independent accountants, and (v) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees of New Acquiring Trust.

         1.4. With respect to each pair of Funds, immediately following the action contemplated by Section 1.3, the Target Fund will distribute to its shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the corresponding Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. An Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. With respect to each pair of Funds, the aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund. Acquiring Funds will not issue certificates representing Acquiring Fund Shares issued in connection with such exchanges.

         1.5. Ownership of Acquiring Fund Shares of each Acquiring Fund will be shown on its books.

         1.6. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

         1.7. All books and records of a Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date.

         1.8. In order to bind all holders of Target Fund shares to the transactions contemplated hereby, and in particular in order to bind them to the cancellation and retirement of the outstanding Target Fund shares held by them, each Target Fund shall, prior to the Closing Date, (a) seek to obtain shareholder approval pursuant to Minnesota law of an amendment to Target Company's articles of incorporation substantially in the form attached hereto as Schedule B (the "Amendment"), and (b) file the Amendment with the Secretary of State of Minnesota. The Amendment as actually filed shall refer only to those Target Funds whose shareholders approved the Amendment.

2.       VALUATION

         2.1. With respect to each pair of Funds, the value of the Assets shall be computed as of the date and time ("Valuation Time") that is the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for the Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to the Target Fund.

         2.2. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place immediately after of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of New Acquiring Trust, _____, or at such other place and time as the parties may agree.

         3.2. Each Target Fund shall deliver to the corresponding Acquiring Fund on the Closing Date a schedule of Assets.

         3.3. With respect to each pair of Funds, the Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for the corresponding Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.4. Each Target Fund shall direct Bisys Fund Services Ohio, Inc. ("Transfer Agent"), as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of such Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

         3.5. In the event that immediately prior to the Valuation Time (a) the primary trading market for portfolio securities of a Target Fund or a corresponding Acquiring Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.6. The liabilities of each Target Fund shall include all of such Target Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation to such Target Fund's board members.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. With respect to each pair of Funds, except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Company, Target Company, on behalf of the corresponding Target Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) Target Fund is duly designated as a series of Target Company, which is a corporation duly organized and validly existing under the laws of the State of Minnesota, with power under Target Company's Articles of Incorporation, as amended and supplemented from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of Target Fund, to carry out this Agreement. Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on Target Fund. Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on Target Fund;

                  (b) The Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the

         "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund, will not, (i) result in a material violation of Minnesota law or of its Articles of Incorporation or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of the Target Fund;

                  (e) All material contracts or other commitments of the Target Fund (other than this Agreement and any contracts listed on Schedule C) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed on Schedule C is a valid, binding and enforceable obligation of each party thereto and the assignment by the Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

                  (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Target Fund at and for the fiscal year ended July 31, 2003, have been audited by Deloitte & Touche LLP, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (h) Since July 31, 2003, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the corresponding Acquiring Fund. For purposes of this subsection (h), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio, the discharge of the Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

                  (i) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (k) All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

                  (l) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the corresponding Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances and upon delivery and payment for such Assets, such Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

                  (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Company, (including the determinations required by Rule 17a-8(a) under the 1940
         Act), and, subject to the approval of this Agreement and the Amendment by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (o) At the Closing Date, the then current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (p) The Proxy Statement (as defined in section 5.7), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

         4.2. With respect to each pair of Funds, except as has been fully disclosed to the Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of New Acquiring Trust, New Acquiring Trust, on behalf of the corresponding Acquiring Fund, represents and warrants to the Target Fund as follows:

                  (a) The Acquiring Fund is duly organized as a series of New Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under New Acquiring Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

                  (b) New Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor
         (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the

         Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its Federal income tax under Section 852 of the Code;

                  (g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by New Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of New Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of New Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (i) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (j) At the Closing Date, the then current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5.       COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

         5.1. Each Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that
(a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Target Fund's normal operations.

         5.2. Each Target Fund covenants that, upon reasonable notice, the corresponding Acquiring Fund's officers and agents shall have reasonable access to the Target Fund's books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

         5.3. Each Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and the Amendment and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

         5.4. Each Target Fund covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. Each Target Fund covenants that it will assist the corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

         5.6. With respect to each pair of Funds, each of Acquiring Fund and Target Fund, on behalf of itself, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7. Each Target Fund covenants that it will prepare, file with the Commission, and deliver to the corresponding Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

         5.8. Each Acquiring Fund covenants that it will provide the corresponding Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

         5.9. Each Target Fund covenants that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as such Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm such Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.10. Each Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that such Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

         With respect to the Reorganization, the obligations of each Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of New Acquiring Trust, on behalf of the corresponding Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to New Acquiring Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of New Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

         6.3. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         With respect to the Reorganization, the obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

         7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

         7.4. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
TARGET FUND

         With respect to each pair of Funds, if any of the conditions set forth below have not been met on or before the Closing Date with respect to a Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. This Agreement, the Amendment, and the transactions contemplated herein and therein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund's Articles of Incorporation and By-Laws, applicable Minnesota law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund; and the Amendment shall have been duly filed with the Secretary of State of Minnesota. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section 8.1.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The Registration Statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each Acquiring Fund of all of the assets of the corresponding Target Fund in exchange solely for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and such Acquiring Fund and the Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to such Acquiring Fund in exchange solely for such Acquiring

Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of such Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of such Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by such Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for such Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the receipt of such Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of such Acquiring Fund Shares received by the Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of such Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of the Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of New Acquiring Trust and the Target Fund. Notwithstanding anything herein to the contrary, neither such Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by a Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

         8.6. The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

9.       INDEMNIFICATION

         9.1. Each Acquiring Fund agrees to indemnify and hold harmless the corresponding Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. Each Target Fund agrees to indemnify and hold harmless the corresponding Acquiring Fund and each of such Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, such Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

         10.1. Each of New Acquiring Trust, on behalf of each Acquiring Fund, and Target Company, on behalf of each Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $_____). Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B.
187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Funds and Target Funds in sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transactions applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of New Acquiring Trust or the Board of Directors of Target Company, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to New Acquiring Trust or Target Company, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Company and any authorized officer of New Acquiring Trust; provided, however, that following the meeting of Target Fund Shareholders called by Target Company pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable Target Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to the applicable Acquiring Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.

15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of each Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of New Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

         15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 TAMARACK FUNDS TRUST,
                                        on behalf of each Acquiring Fund


                                        By:  ----------------------------------
                                        Its:
----------------------------------           ----------------------------------
Secretary



Attest:                                 GREAT HALL INVESTMENT FUNDS, INC.,
                                        on behalf of each Target Fund


                                        By:  ----------------------------------
                                        Its:
----------------------------------           ----------------------------------
Secretary

                                                                      Schedule A
                                                                      ----------

-------------------------------------------------------------------------------------------------------------------------------
TARGET FUNDS                                                            ACQUIRING FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Great Hall Institutional Money Market Fund
(represented by Target Company's Series F Common
Shares, without designation as to series, also known
as Investor Shares
-------------------------------------------------------------------------------------------------------------------------------
Great Hall Institutional Tax-Free Money Market Fund
(represented by Target Company's Series G Common
Shares, without designation as to series, also known
as Investor Shares)
-------------------------------------------------------------------------------------------------------------------------------
Great Hall Prime Money Market Fund (represented by
Target Company's Series A Common Shares, without
designation as to series, also known as Investor
Shares)
-------------------------------------------------------------------------------------------------------------------------------
Great Hall Tax-Free Money Market Fund (represented
by Target Company's Series C Common Shares,
without designation as to series, also known as
Investor Shares)
-------------------------------------------------------------------------------------------------------------------------------
Great Hall U.S. Government Money Market Fund
(represented by Target Company's Series B Common
Shares, without designation as to series, also known
as Investor Shares)
-------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule B
                                                                      ----------


                              ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                        GREAT HALL INVESTMENT FUNDS, INC.

         The undersigned officer of Great Hall Investment Funds, Inc. (the "Corporation"), a Minnesota corporation which is subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the following amendment to the Corporation's restated articles of incorporation has been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation pursuant to said Chapter 302A:

         WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

         WHEREAS, it is desirable and in the best interests of the holders of the Corporation's series of common stock identified in the table below as the "Target Funds" that the assets belonging to such Target Funds be sold to the respective series of [name of shell Delaware business trust], a Delaware statutory trust (the "New Acquiring Trust"), identified in the table below as the "Acquiring Funds," in exchange for shares of the respective Acquiring Funds, which shares will be distributed pro rata to the former shareholders of the Target Funds:

         Target Funds (series                     Acquiring Funds (series of the
         of the Corporation)                      New Acquiring Trust
         --------------------                     ------------------------------

         Series A Common Shares (known as
         Prime Money Market Fund)

         Series B Common Shares (known as
         U.S. Government Money Market Fund)

         Series C Common Shares (known as
         Tax-Free Money Market Fund)

         Series F Common Shares (known as
         Institutional Prime Money Market
         Fund)

         Series G Common Shares (known as
         Institutional Tax-Free Money Market
         Fund)

         WHEREAS, each of the Target Funds presently has outstanding shares of only one class, which is without designation as to class within the lettered series of shares referred to in the Corporation's restated articles of incorporation and which is known as "Investor Shares;"

         WHEREAS, the Corporation and the New Acquiring Trust have entered into an Agreement and Plan of Reorganization dated ______________, 200___ providing for the foregoing transactions (the "Reorganization Agreement"); and

         WHEREAS, the Reorganization Agreement requires that, in order to bind all holders of shares of the respective series of the Corporation which constitute Target Funds to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of their outstanding shares of the Corporation, it is necessary to adopt an amendment to the Corporation's amended and restated articles of incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's restated articles of incorporation be, and the same hereby are, amended to add the following Article 5C immediately following Article 5B thereof:

                  5A. (a) For purposes of this Article 5C, the following terms shall have the following meanings:

                  The terms "Target Funds," "Acquiring Funds," and "Reorganization Agreement" shall have the meanings set forth in the preamble to the Articles of Amendment which added this Article 5C to the Corporation's restated articles of incorporation.

                  The term "Closing Date" shall have the meaning set forth in the Reorganization Agreement.

                  (b) At the Closing Date, the assets belonging to each Target Fund, the Special Liabilities associated therewith, and the General Assets and General Liabilities allocated to such Target Fund, shall be transferred to the corresponding Acquiring Fund for Investor Shares of such Acquiring Fund, all as set forth in the Reorganization Agreement. Such Acquiring Fund shares shall be distributed to Target Fund shareholders as set forth in (c) below. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets," and "General Liabilities" have the meanings assigned to them in Articles 7(b), 7(c), and 7(d) of the Corporation's restated articles of incorporation.

                  (c) At the Closing Date, each issued and outstanding share of each Target Fund shall be, without further action, exchanged for that number of such Investor Shares of the corresponding Acquiring Fund determined in accordance with Sections 1 and 2 of the Reorganization Agreement, and such Target Fund shares shall be cancelled and retired. The distribution of the Acquiring Fund shares to Target Fund shareholders shall be accomplished in the manner set forth in Section
         1.4 of the Reorganization Agreement.

                  (d) From and after the Closing Date, the Target Fund shares cancelled and retired pursuant to (c) above shall have the status of authorized and unissued shares of the Corporation, without designation as to series or class. If all outstanding series of the Corporation participate in the foregoing transactions as "Target Funds," their shareholders' approval of such transactions also shall constitute their approval of the Corporation's dissolution and winding up pursuant to the Minnesota Business Corporation Act.

         IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on behalf of the Corporation on ____________, 200___.

                                        GREAT HALL INVESTMENT FUNDS, INC.


                                        By:
                                             ----------------------------------

                                        Its:
                                             ----------------------------------

                                                                      Schedule C
                                                                      ----------

                                    EXHIBIT B

                    CURRENT EXECUTIVE OFFICERS OF THE COMPANY

                                                  TERM OF OFFICE
                            POSITION(S) WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS(1) AND AGE       THE COMPANY          TIME SERVED                 PAST 5 YEARS
====================================================================================================================================
Jennifer Lammers             Chief Executive       One year;          Managing Director, Voyageur Asset Management (2000 to
                             Officer               since 2003.        present); Mutual Fund Services Director, Voyageur Asset
Age: 42                                                               Management (2003 to present); Chief Financial Officer,
                                                                      Great Hall Investment Funds, Inc. (2001-2003);
                                                                      Compliance Officer, Great Hall Investment Funds, Inc.
                                                                      (2000-2001); Director of Finance, Voyageur Asset
                                                                      Management (2000-2003); Vice President and Manager,
                                                                      Financial Reporting, RBC Dain Rauscher (1998-2000);
                                                                      President and Chief Executive Officer(2).

Raye C. Kanzenbach           Chief Investment      One year;          Senior Managing Director and Chief Investment
                             Officer               since 1997.        Officer of Voyageur.
Age: 54

Christopher J. Tomas         Treasurer, Chief      One year;          Vice President and Finance Manager, RBC Dain Rauscher
                             Financial Officer     since 2003.        (2001 to present); Senior Financial Analyst, RBC Dain
Age: 33                                                               Rauscher (1999-2001); Financial Analyst, RBC Dain Rauscher
                                                                      (1997-1999); Treasurer, Chief Financial Officer and
                                                                      Principal Accounting Officer(2).

Martin A. Cramer             Vice President,       One year;          Legal and Regulatory Affairs Vice President, Chief Compliance
                             Assistant Secretary,  since 2003.        Officer and Secretary, J&B (mutual fund management company);
Age: 53                      Chief Compliance                         Vice President, Assistant Secretary, Chief Compliance Officer
                             Officer and AML                          and AML Compliance Officer(2); and formerly, Vice President,
                             Compliance Officer                       Chief Compliance Officer and Secretary, Buffalo Fund Complex
                                                                      and Secretary, Gold Bank Funds(3).

Laura Moret                  Secretary             One year;          Vice President and Senior Associate Counsel, RBC Dain Rauscher
                                                   since 2003.        (2002-present); Vice President and Group Counsel,
Age: 49                                                               American Express Financial Advisors (1995-2002); Secretary(2).

(1) The address for each officer is 60 South Sixth Street, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                    EXHIBIT C


             COMPARISON OF THE TAMARACK FUNDS TRUST AND THE COMPANY

The following is a summary of certain characteristics of the operations of the Tamarack Funds Trust (the "New Trust"), a Delaware statutory trust, and the Company, a Minnesota corporation, their respective corporate governance documents and relevant state law. The following is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the New Trust and the Company for a more thorough description.

SHAREHOLDER LIABILITY

New Trust
The Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the Tamarack Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Company
The Company is organized as a Minnesota corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

LIQUIDATION OR DISSOLUTION

Generally, in the event of the liquidation or dissolution of any of the Funds or Tamarack Funds, as the case may be, the shareholders of that Fund/Tamarack Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/Tamarack Fund. The assets so distributed to shareholders of a Fund/Tamarack Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/Tamarack Fund held by them and recorded on the books of the Fund/Tamarack Fund.

New Trust
The Declaration of Trust of the New Trust permits a majority of the Trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

Company
Minnesota law generally requires shareholder approval of a dissolution of the Company. If all outstanding shares of a Fund, or a class of a Fund, have been redeemed, exchanged, or otherwise acquired by the Company, such shares return to the status of authorized and unissued shares without designation as to Fund (if no shares of such Fund remain outstanding) or with the same designation as to Fund, but no designation as to class within such Fund, and all provisions of the Company's articles of incorporation relating to such Fund, or such class of such Fund, cease to be of further effect and cease to be a part of the Company's Articles of Incorporation. Upon the occurrence of such an event, the Board has the power, without shareholder approval, to cause restated Articles of Incorporation to be filed that reflect the removal from the Articles of Incorporation of all such provisions relating to such Fund, or such class of such Fund.

LIABILITY OF DIRECTORS/TRUSTEES

New Trust
Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any Trustee. A Trustee or officer of the New

Trust will be indemnified by the New Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

Company
The Articles of Incorporation of the Company provide that, to the fullest extent permitted by the Minnesota Business Corporation Act (except as prohibited by the 1940 Act), a Director is not liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a Director. The Articles of Incorporation also provide that the Company will indemnify Directors for such expenses and liabilities, and to the full extent, permitted by the Minnesota Business Corporation Act, except as prohibited by the 1940 Act.

RIGHTS OF INSPECTION

New Trust
Shareholders shall have the right to inspect the New Trust's accounts, books or documents only to the extent such right is conferred by the Trustees.

Company
The Minnesota Business Corporation Act provides that a shareholder has, upon written demand stating the purpose of the demand, a right at any reasonable time to examine and copy a corporation's share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand. The shareholder must demonstrate that the stated purpose is a proper purpose, as that term is defined in the Minnesota Business Corporation Act.

SHAREHOLDER MEETINGS

Neither the New Trust nor the Company is required to hold annual meetings of shareholders (other than in a year in which the election of directors is required by the 1940 Act), although the New Trust and the Company may hold special meetings at any time. However, the Minnesota Business Corporation Act provides that, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the corporation.

When a shareholder meeting is held by either the New Trust or the Company, all shares entitled to vote on any matters submitted to a vote of the shareholders are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Fund or Tamarack Fund; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more Fund or Tamarack Fund, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

New Trust
The By-Laws for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Delaware law generally provides greater flexibility with regard to shareholder voting rights, and proxy requirements. The Declaration of Trust provides that 33-1/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the

New Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the New Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

Company
Under the By-Laws of the Company, a special meeting of shareholders of a Fund may be called by one or more shareholders holding 10% or more of the shares entitled to vote on the matters to be presented to the meeting.

Under the By-Laws of the Company, the holders of 10% of the shares outstanding and entitled to vote constitute a quorum for the transaction of business at any regular or special meeting. The By-Laws provide that, except as otherwise specifically provided by the By-Laws or as required by the Investment Company Act of 1940 or other applicable laws, all questions shall be decided by a majority vote of the number of shares entitled to vote and represented at a meeting at the time of the vote. If a matter to be presented at a meeting relates only to particular classes or series of the Company, then only the shareholders of such classes or series are entitled to vote on such matter. Minnesota law generally requires that shareholders may take action by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business.

REORGANIZATION/COMBINATION TRANSACTIONS

New Trust
Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a Tamarack Fund or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

Company
Under the Minnesota Business Corporation Act, with limited exceptions, a plan of merger or exchange must first be approved by the Board of Directors and then approved at a shareholder meeting by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.

AMENDMENT OF CHARTER DOCUMENT

New Trust
The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

Company
Under the Minnesota Business Corporation Act, amendments to the charter of a corporation may be proposed by the Board of Directors or by a shareholder or shareholders holding three percent or more of the voting power of the shares entitled to vote. Such a proposal must be approved at a shareholder meeting by the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares present and entitled to vote on the proposal, or (2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the Act or the corporation's Articles of Incorporation require a larger proportion or number. (If the Articles of Incorporation require a larger proportion or number than is required by the Act for a particular action, the Articles of Incorporation control.) In any case where a class or series of shares is entitled to vote as a class or series, the proposal being voted upon must also receive the affirmative vote of the holders of the same proportion of the shares present of that class or series, or of the total outstanding shares of that class or series, as the proportion required above, unless the corporation's Articles of Incorporation require a larger proportion.

DERIVATIVE ACTIONS

New Trust
Shareholders of the New Trust or any Tamarack Fund may not bring a derivative action to enforce the right of the New Trust or Tamarack Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the New Trust or the Tamarack Fund, as applicable, join in bringing the derivative action. A shareholder of a particular Tamarack Fund is not entitled to participate in a derivative action on behalf of any other Tamarack Fund of the New Trust.

Company
Under Minnesota law, a shareholder generally may bring a derivative action to enforce a right of a corporation if the corporation has failed to enforce a right that may properly have been asserted by it. The complaint filed by the plaintiff shareholder must describe the efforts, if any, made by the plaintiff shareholder to obtain the desired action from the Board of Directors and, if necessary, from the shareholders, and the reasons for the plaintiff shareholder's failure to obtain the desired action, or for not making the effort. A derivative action may not be maintained if it appears that the plaintiff shareholder does not fairly and adequately represent the interest of the shareholders similarly situated in enforcing the right of the corporation.

                                    EXHIBIT D


      INFORMATION ON CERTAIN MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

Each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve an investment advisory agreement that is substantially the same as the existing investment advisory agreement for each of the Funds, except as noted below.

The proposed investment advisory agreement is an agreement by and between the New Trust, on behalf of each applicable New Fund, and Voyageur that is substantially similar to the current Investment Advisory Agreement, dated August 29, 1991, by and between the Company, on behalf of its respective Funds, and Voyageur, with the exceptions noted below. The current Investment Advisory Agreement is referred to herein as the "Current Advisory Agreement." The proposed Investment Advisory Agreement is referred to herein as the "New Advisory Agreement."

CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement between the Company, on behalf of the Funds, and Voyageur was last approved by Fund shareholders on [ ]. As of the date of this Proxy Statement, the Board of Directors last approved the Current Advisory Agreement on November 24, 2003. If not sooner terminated, the Current Advisory Agreement will continue in effect until November 24, 2004, and for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board who are not parties to the Current Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The Current Advisory Agreement is terminable with respect to a Fund by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days written notice to Voyageur. Voyageur may also terminate its advisory relationship with respect to a Fund without penalty upon 60 days written notice to the Company. The Current Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

In determining whether to approve the Current Advisory Agreement, the Board requested, and received from Voyageur, information that the Board believed to be reasonably necessary to reach their conclusion. The Board considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Voyageur's services provided to each Fund and the Voyageur's experience, resources and qualifications. In addition to monthly written reports of each Fund's investment performance relative to broad-based industry benchmarks and presentations at each regular Board of Directors meeting by the Voyageur's Chief Investment Officer, the Board reviewed and considered various factors including:

      o a report prepared by Lipper Analytical Services, Inc., comparing the investment advisory fees and other expenses of each Fund (as a percentage of assets) and the investment performance of each Fund (net of fees and expenses) with those of comparable funds, including a description of the bases upon which funds were selected for comparison;

      o descriptions of transaction allocation practices and assurances that such practices and arrangements are accurately described in the Funds' registration statement;

      o assurances that Voyageur and its personnel are in compliance with the Funds' Code of Ethics, policies and procedures and with applicable laws and regulations;

      o a report on Voyageur's profitability related to providing investment advisory services to the Funds after taking into account (i) investment advisory fees and any other benefits realized by Voyageur or any of its affiliates as a result of Voyageur's role as the investment advisor to the Funds, (ii) the direct and indirect expenses incurred by Voyageur in providing such investment advisory services to the Funds, (iii) the contractual expense limitation described below, and (iv) compensation arrangements for the Voyageur's key personnel; and

      o     information on the financial condition of Voyageur.

After discussion, the Board of Directors concluded that Voyageur has the capabilities, resources and personnel necessary to manage the Funds. The Board of Directors also concluded that, based on the services that Voyageur would provide to the Funds under the Current Advisory Agreement and the expenses incurred by Voyageur in the performance of such services, the compensation to be paid to Voyageur is fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of each Fund to continue the Current Advisory Agreement with Voyageur for an additional one-year period.

Under its terms, the Current Advisory Agreement will remain in effect with respect to each Fund until November 24, 2004 and continue thereafter only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Subsequent to November 24, 2003, the Board of Directors continued to receive regular updates on the performance of each of the Funds and other matters relevant to the performance of Voyageur.

PROVISIONS OF THE CURRENT AND NEW ADVISORY AGREEMENTS. Below is a discussion of the provisions of, and other relevant information concerning, the Current Advisory Agreement. Unless otherwise noted, the New Advisory Agreement with respect to the Tamarack Funds are substantially similar to the Current Advisory Agreement with respect to the Funds.

VOYAGEUR'S RESPONSIBILITIES. Under the terms of the Current Advisory Agreement, Voyageur furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with Voyageur, subject to review by the Board.

COMPENSATION PAID TO VOYAGEUR. Under the Current Advisory Agreement, the Funds pay Voyageur fees for its services performed pursuant to these agreements. The fees, which are computed daily and paid monthly, are stated as an annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets. The fees applicable to each Fund may be found in EXHIBIT E to this Proxy Statement; the aggregate dollar amount paid to Voyageur in the Funds' most recent fiscal year may be found in EXHIBIT I. The rate of advisory fees to be paid to Voyageur under the New Advisory Agreement with respect to the Tamarack Funds will be the same as under the Current Advisory Agreement for each corresponding Fund.

VOYAGEUR'S STANDARD OF CARE. The Current Advisory Agreement does not contain a provision regarding Voyageur's standard of care in connection with Voyageur's performance of the Agreement. Pursuant to the New Advisory Agreement, Voyageur will give the Fund the benefit of Voyageur's best judgment and efforts in rendering investment advisory services. The New Advisory Agreement provides that Voyageur shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Voyageur in the performance of its duties, or from reckless disregard by Voyageur of its duties and obligations thereunder.

USE OF SUB-ADVISORS. The Current Advisory Agreement does not contain provisions authorizing Voyageur to delegate any or all of its duties to sub-advisors. The New Advisory Agreement provides that Voyageur is authorized, with respect to any one or more Funds, to delegate any or all of its rights, duties and obligations under the Agreement (subject in any event to all of the limitations, terms and conditions applicable to Voyageur under the Agreement) to one or more sub-advisors, and that Voyageur may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder, as amended from time to time or as interpreted from time to time by the staff of the SEC, and in accordance with any applicable exemptive orders or similar relief granted by the SEC. The New Advisory Agreement requires Voyageur to oversee the performance and services provided by any sub-advisor engaged under the Agreement.

                                    EXHIBIT E


      INFORMATION REGARDING CERTAIN PAYMENTS TO VOYAGEUR AND ITS AFFILIATES

FEES PAID UNDER THE CURRENT ADVISORY AGREEMENTS

The following table provides the amounts paid by each Fund to Voyageur under the Current Advisory Agreement during the Fund's most recent fiscal year, as well as the annual fee rate of each Fund under that Agreement.

                                                               ADVISORY FEES
                                                                RECEIVED BY
                                                              VOYAGEUR FOR THE
                                         ADVISORY FEES        FISCAL YEAR ENDED
                                     RECEIVED BY VOYAGEUR     JULY 31, 2003 AS A
                                      FOR THE FISCAL YEAR       PERCENTAGE OF
                                      ENDED JULY 31, 2003     AVERAGE NET ASSETS      APPLICABLE FEE RATE
=======================================================================================================================
GREAT HALL INVESTMENT FUNDS, INC.

Great Hall Prime Money Market
   Fund                                 $35,412,626*              [  ]%*             0.55% on average daily net
                                                                                     assets up to $700 million

                                                                                     0.50% on average daily net
                                                                                     assets of over $700 million
                                                                                     up to $1.2 billion

                                                                                     0.45% on average daily net
                                                                                     assets of over $1.2 billion
                                                                                     up to $2 billion

                                                                                     0.40% on average daily net
                                                                                     assets of over $2 billion.

Great Hall U.S. Government Money         $4,082,284*              [  ]%*             0.50% of average daily net assets
   Market Fund                                                                       up to $100 million

                                                                                     0.40% on average daily net
                                                                                     assets of over $100 million
                                                                                     up to $300 million

                                                                                     0.35% of average daily net
                                                                                     assets in excess of $300 million

Great Hall Tax-Free Money Market         $4,859,088*              [  ]%*             0.50% of average daily net assets
   Fund

Great Hall Institutional Prime Money     $1,218,661               [  ]%              0.25% of average daily net assets
   Market Fund

Great Hall Institutional Tax-Free          $596,521               [  ]%              0.25% of average daily net assets
   Money Market Fund

--------------

* Voyageur has contractually agreed to limit expenses for each Fund through November 30, 2004 so that annual fund operating expenses do not exceed 0.71% for the Great Hall Prime Money Market Fund, 0.71% for the Great Hall U.S. Government Money Market Fund and 0.62% for the Great Hall Tax-Free Money Market Fund. Pursuant to this arrangement, Voyageur's contractual obligation to waive and/or reimburse expenses is limited to 0.25% per annum of the respective Fund's average daily net assets. Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

OTHER FEES PAID TO THE VOYAGEUR

For the fiscal year ended July 31, 2003, the Funds paid Voyageur $[ ] pursuant to an administrative services agreement between the Funds and Voyageur.

COMMISSIONS PAID TO AFFILIATED BROKERS

For the most recently completed fiscal year, the aggregate amount of commissions paid by the [NAME OF APPLICABLE FUND] to [BROKER AFFILIATED WITH VOYAGEUR] was $[ ]. The percentage of the [NAME OF APPLICABLE FUND]'s aggregate brokerage commissions paid to [BROKER AFFILIATED WITH VOYAGEUR] during the most recently completed fiscal year was [ ]%.

                                    EXHIBIT F


                 OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

Voyageur acts as advisor to the following funds that have investment objectives similar to the Funds:

------------------------------------------------------------------------------------------------------------------------------------
NAME OF FUND                         INVESTMENT OBJECTIVE                NET ASSETS              VOYAGEUR'S           RATE OF
                                                                     (AS OF OCT. 31, 2003)       ROLE                 COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
D.L. Babson Money Market Fund, Inc.  Maximizing income                   $28,901,101             investment              0.75%*
                                     consistent with                                               advisor
                                     maintaining the safety
                                     and liquidity of the
                                     Fund's assets and
                                     seeking to maintain a
                                     consistent net asset
                                     value of $1.00 per share.
------------------------------------------------------------------------------------------------------------------------------------

---------------

* Prior to May 1, 2003, the D.L. Babson Money Market Fund paid a unified fee for advisory and non-advisory services. The D.L. Babson Money Market Fund's advisory fee is subject to reduction pursuant to an expense limitation agreement to limit the its total operating expenses to 0.83% until May 1, 2005.

                                    EXHIBIT G


   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF VOYAGEUR ASSET MANAGEMENT INC.

      NAME AND ADDRESS*                  PRINCIPAL OCCUPATION
      =======================================================================

      John G. Taft                       Chief Executive Officer and Director

      Lisa Ferris                        Director

      Raye C. Kanzenbach                 Senior Managing Director; Senior
                                         Portfolio Manager

--------
* The address for each officer and director is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

                                    EXHIBIT H


                    CURRENT INVESTMENT POLICIES/RESTRICTIONS

PRIME MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

As fundamental investment policies/restrictions, Prime Money Market Fund, U.S. Government Money Market Fund, and Tax-Free Money Market Fund may not:

      (1) purchase common stocks, preferred stocks, warrants or other equity securities;

      (2) purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that, subject to applicable SEC rules [(see the discussion of Rule 2a-7 above)], up to 25% of its total assets may be invested without regard to this 5% limitation;

      (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Prime Fund and Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test;

      (4) invest more than 5% of its assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation, with its predecessor, for more than three years);

      (5) borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

      (6) pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (5) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

      (7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

      (8) write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Fund may acquire rights to resell obligations [as set forth herein under "Great Hall Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund -- Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments"];

      (9) underwrite any securities issued by others;

      (10) purchase or sell real estate or real estate mortgage loans (although the Funds may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases;

      (11) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies; provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

      (12) invest in companies for the purpose of exercising control or management of another company; or

      (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. "Investment companies" refers only to companies registered as investment companies under the 1940 Act.

With respect to the application of the 5% limitation contained in investment restriction (2) above to Tax-Free Money Market Fund, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers. In addition to the above restrictions and limitations, Tax-Free Money Market Fund may not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that Tax-Free Money Market Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

INSTITUTIONAL PRIME MONEY MARKET FUND AND INSTITUTIONAL TAX-FREE MONEY MARKET
FUND

As fundamental investment policies/restrictions, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund may not:

      (1) borrow money or issue senior securities (as defined in the Investment Company Act of 1940, as amended), except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

      (2) underwrite securities issued by other persons, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

      (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Institutional Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Institutional Prime Fund and Institutional Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the foregoing test;

      (4) purchase or sell real estate or real estate mortgage loans (although a Fund may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases; or

      (5) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies.

                                    EXHIBIT I


                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of [DATE], the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' shares.

                                                                                     AMOUNT AND NATURE OF    PERCENTAGE OF CLASS
NAME OF FUND AND CLASS                              NAME AND ADDRESS                 BENEFICIAL OWNERSHIP        OUTSTANDING (%)
==================================================================================================================================

GREAT HALL INVESTMENT FUNDS, INC.
---------------------------------

Prime Money Market Fund

U.S. Government Money Market Fund

Tax-Free Money Market Fund

Institutional Prime Money Market Fund

Institutional Tax-Free Money Market Fund

         [FORM OF PROXY CARD FOR GREAT HALL TAX-FREE MONEY MARKET FUND]

            The shares represented by a properly executed proxy card
                 will be voted as specified on the proxy card.


GREAT HALL TAX-FREE MONEY          THIS PROXY IS SOLICITED ON BEHALF OF
MARKET FUND (THE "FUND"),          THE BOARD OF DIRECTORS
A SERIES OF GREAT HALL             SPECIAL MEETING OF SHAREHOLDERS
INVESTMENT FUNDS, INC.             MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
(THE "COMPANY")                    (THE "MEETING")


The undersigned appoints Jennifer Lammers, Laura Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [EFFECTIVE DATE].

                                          PLEASE VOTE, DATE AND SIGN,
                                         AND PROMPTLY RETURN THIS PROXY
                                     CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                                     Dated:     ____________________________

                                     __________________________________________
                                     (Signature)               (SIGN IN THE BOX)
                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                FOR    WITHHOLD     FOR ALL
                                                                                ALL       ALL       EXCEPT
1. To approve the election of the following individuals to the board of
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)      [ ]       [ ]        [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                FOR     AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which the    [ ]       [ ]        [ ]
Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                                FOR     AGAINST    ABSTAIN
3. To approve the modification of the fundamental investment restrictions regarding:

  Modification of policies that must remain fundamental:
    3.A  Diversification                                                        [ ]       [ ]        [ ]
    3.B  Borrowing                                                              [ ]       [ ]        [ ]
    3.C  Senior Securities                                                      [ ]       [ ]        [ ]
    3.D  Underwriting Securities                                                [ ]       [ ]        [ ]
    3.E  Real Estate                                                            [ ]       [ ]        [ ]
    3.F  Making Loans                                                           [ ]       [ ]        [ ]
    3.G  Concentration of Investments                                           [ ]       [ ]        [ ]
    3.H  Commodities                                                            [ ]       [ ]        [ ]

  Reclassification of certain fundamental investment restrictions as non-fundamental:
    3.I  Pledging, Mortgaging and Hypothecating Fund Assets                     [ ]       [ ]        [ ]
    3.J  Investments for Control                                                [ ]       [ ]        [ ]
    3.K  Investments in Other Investment Companies                              [ ]       [ ]        [ ]
    3.L  Writing and Selling Options                                            [ ]       [ ]        [ ]
    3.M  Margin Activities and Short Selling                                    [ ]       [ ]        [ ]
    3.N  Unseasoned Companies                                                   [ ]       [ ]        [ ]
    3.O  Investments in Equity Securities                                       [ ]       [ ]        [ ]
    3.P  Investments in Non-Municipal Obligations.                              [ ]       [ ]        [ ]


                                                                                FOR     AGAINST    ABSTAIN
4. To ratify the selection of Deloitte & Touche LLP as the independent          [ ]       [ ]        [ ]
auditors of the Fund for the current fiscal year.

    THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER
     BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF

                        (PLEASE SIGN AND DATE ON REVERSE)

                             [FORM OF PROXY CARD FOR
                     GREAT HALL PRIME MONEY MARKET FUND AND
                  GREAT HALL U.S. GOVERNMENT MONEY MARKET FUND]



            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


[NAME OF FUND] (THE "FUND"),       THIS PROXY IS SOLICITED ON BEHALF OF
A SERIES OF GREAT HALL             THE BOARD OF DIRECTORS
INVESTMENT FUNDS, INC.             SPECIAL MEETING OF SHAREHOLDERS
(THE "COMPANY")                    MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                   (THE "MEETING")

The undersigned appoints Jennifer Lammers, Laura Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [EFFECTIVE DATE].

                                          PLEASE VOTE, DATE AND SIGN,
                                         AND PROMPTLY RETURN THIS PROXY
                                     CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                                     Dated:     ____________________________

                                     __________________________________________
                                     (Signature)               (SIGN IN THE BOX)
                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                FOR    WITHHOLD     FOR ALL
                                                                                ALL       ALL       EXCEPT
1. To approve the election of the following individuals to the board of
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)      [ ]       [ ]        [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                FOR     AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which the    [ ]       [ ]        [ ]
Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                                FOR    AGAINST    ABSTAIN
3. To approve the modification of the fundamental investment restrictions regarding:

  Modification of policies that must remain fundamental:
    3.A  Diversification                                                        [ ]       [ ]       [ ]
    3.B  Borrowing                                                              [ ]       [ ]       [ ]
    3.C  Senior Securities                                                      [ ]       [ ]       [ ]
    3.D  Underwriting Securities                                                [ ]       [ ]       [ ]
    3.E  Real Estate                                                            [ ]       [ ]       [ ]
    3.F  Making Loans                                                           [ ]       [ ]       [ ]
    3.G  Concentration of Investments                                           [ ]       [ ]       [ ]
    3.H  Commodities                                                            [ ]       [ ]       [ ]

  Reclassification of certain fundamental investment restrictions as non-fundamental:

    3.I  Pledging, Mortgaging and Hypothecating Fund Assets                     [ ]       [ ]       [ ]
    3.J  Investments for Control                                                [ ]       [ ]       [ ]
    3.K  Investments in Other Investment Companies                              [ ]       [ ]       [ ]
    3.L  Writing and Selling Options                                            [ ]       [ ]       [ ]
    3.M  Margin Activities and Short Selling                                    [ ]       [ ]       [ ]
    3.N  Unseasoned Companies                                                   [ ]       [ ]       [ ]
    3.O  Investments in Equity Securities.                                      [ ]       [ ]       [ ]


                                                                                FOR     AGAINST   ABSTAIN
4.  To ratify the selection of Deloitte & Touche LLP as the independent         [ ]       [ ]       [ ]
auditors of the Fund for the current fiscal year.


    THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER
     BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)

                             [FORM OF PROXY CARD FOR
              GREAT HALL INSTITUTIONAL PRIME MONEY MARKET FUND AND GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET FUND]



            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


[NAME OF FUND] (THE "FUND"),       THIS PROXY IS SOLICITED ON BEHALF OF
A SERIES OF GREAT HALL             THE BOARD OF DIRECTORS
INVESTMENT FUNDS, INC.             SPECIAL MEETING OF SHAREHOLDERS
(THE "COMPANY")                    MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                   (THE "MEETING")

The undersigned appoints Jennifer Lammers, Laura Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [EFFECTIVE DATE].


                                          PLEASE VOTE, DATE AND SIGN,
                                         AND PROMPTLY RETURN THIS PROXY
                                     CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                                     Dated:     ____________________________

                                     __________________________________________
                                     (Signature)               (SIGN IN THE BOX)
                                     Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

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
PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                               FOR    WITHHOLD     FOR ALL
                                                                                ALL       ALL       EXCEPT
1. To approve the election of the following individuals to the board of
directors of the Company: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)      [ ]       [ ]        [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A.
MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                FOR     AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization, pursuant to which the    [ ]       [ ]        [ ]
Fund would be reorganized as a separate portfolio of Tamarack Funds Trust, a newly-created Delaware statutory trust.


                                                                                FOR    AGAINST    ABSTAIN
3. To approve the modification of the fundamental investment restrictions regarding:

  Modification of policies that must remain fundamental:
    3.B  Borrowing                                                              [ ]       [ ]       [ ]
    3.C  Senior Securities                                                      [ ]       [ ]       [ ]
    3.D  Underwriting Securities                                                [ ]       [ ]       [ ]
    3.E  Real Estate                                                            [ ]       [ ]       [ ]
    3.F  Making Loans                                                           [ ]       [ ]       [ ]
    3.G  Concentration of Investments                                           [ ]       [ ]       [ ]
    3.H  Commodities.                                                           [ ]       [ ]       [ ]
                                                                                [ ]       [ ]       [ ]


4. To ratify the selection of Deloitte & Touche LLP as the independent          FOR     AGAINST    ABSTAIN
auditors of the Fund for the current fiscal year.                               [ ]       [ ]        [ ]


     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)